SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 15, 2002
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                          ImClone Systems Incorporated
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  0-19612                  04-2834797
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(State or Other Jurisdiction    (Commission File           (IRS Employer
      of Incorporation)             Number)             Identification No.)


180 Varick Street, New York, New York                            10014
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (212) 645-1405
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

On February 15, 2002, ImClone Systems Incorporated (the "Company") announced that its Board of Directors adopted a Stockholder Rights Agreement (the "Plan"). Under the Plan each common stockholder of record at the close of business on February 19, 2002, will receive a dividend of one right for each share of Common Stock held. Each right entitles the holder to purchase from the Company one one-hundredth of a share of a new series of participating Preferred Stock at an initial purchase price of $175. A press release was issued to that effect.

The complete text of the press release issued by the Company and the Rights Agreement dated as of February 15, 2002, are attached as exhibits to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1     Press Release, dated February 15, 2002
         99.2 Rights Agreement dated as of February 15, 2002 between ImClone Systems Incorporated and EquiServe Trust Company, N.A., as Rights Agent




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        IMCLONE SYSTEMS INCORPORATED



                                        By:    /s/ Samuel D. Waksal
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                                            Name:   Samuel D. Waksal
                                            Title:  President and
                                                    Chief Executive Officer

February 19, 2002





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